EXHIBIT 10.1



                       PRELIMINARY JOINT VENTURE AGREEMENT
                       -----------------------------------

THE PARTIES:
-----------

(1)  (YUNNAN PROVINCE NUCLEAR INDUSTRY BRIGADE 209) (the "Chinese Party"); and
      --------------------------------------------        -------------

(2)  GRAVITY SPIN HOLDINGS, INC. to be renamed as MAGNUS INTERNATIONAL RESOURCES
     ---------------------------                  ------------------------------
     INC.
     ----

                             PRELIMINARY STATEMENTS
                             ----------------------

A. The Chinese Party and the Foreign Party signed a Letter of Intent on January 15, 2004 pursuant to which they agreed to establish a cooperative joint venture company (the "JV Company") to conduct copper and gold exploration and mining activities within Eighty-two point three nine(82.39) square kilometer area (the "JV Area") of Huidong County, Sichuan Province,
                                 -------
     People's Republic of China (as shown on Appendix I).

B. The Chinese Party holds gold and copper exploration permits for the JV Area (copies of which are attached hereto as Appendix II). Based on the agreements arrived at through discussions between the Parties, the Chinese Party shall transfer the exploration permits and all related data and information (the "Exploration Permits") to the JV Company.
                       -------------------

C. Based on the [Mineral Exploration Rights Purchase Agreement] entered into by the Chinese Party on April 2, 2004, the Chinese and Foreign Party agrees that the JV Company will obtain exploration qualifications, in accordance with the exploration permits in the JV Area (shown on Appendix II).

D. Based on friendly discussions, the Parties have agreed on the basic terms of their cooperation, and to confirm such agreements by signing this Agreement.

THEREFORE, the Parties hereby agree to the following terms.
-----------------------------------------------------------

1.   JV Company and JV Term
---------------------------

     The Parties shall establish the JV Company as a legal person Sino-foreign cooperative joint venture company under the laws of the PRC. The term of Company shall be provisionally set as 30 years. The JV Company's activities will be divided into two phases. The first phase of 4 years will be the exploration phase. The second phase of 26 years will be the development phase. If the JV Company acquires mining rights to develop a commercial mine, such initial term may be extended, based on actual operational needs, so that the cooperation between the Parties may continue through the end of the commercial life of the mine.



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2.   Business Scope
-------------------

     2.1 The JV Company's core objective shall be to engage in commercially profitable exploration and mining within the JV Area. The JV Company's business scope shall include the exploration, mining, processing, refining and selling of copper, gold and other related metal and mineral products.

     2.2 In addition to the permits that the Chinese Party must transfer to the JV Company in accordance with Article 7.2, the JV Company may also acquire or apply for additional exploration and mining permits around the perimeter area of the JV Area.

3.   Management of the JV Company
---------------------------------

     3.1 The JV Company shall be managed by a board of directors. The board shall be composed of five directors. The Foreign Party shall appoint three of the directors including the Chairman of the Board, and the Chinese Party shall appoint two directors (including the Vice-Chairman of the Board).

     3.2 Except as required by laws and regulations, resolutions of the JV Board may be passed with the approval of a majority of the directors. JV Board meetings may be held in person or by telephone conference.

     3.3 The Foreign Party shall have the right to appoint the General Manager of the JV Company. The Chinese Party shall have the right to appoint the Deputy General Manager(s) of the JV Company. The General Manager shall manage the day-to-day operations of the JV Company in accordance with policies and budgets established by the JV Board, and shall have the power to select and hire other management personnel to assist him.

4.   Appraisal of Permits Transferred by the Chinese Party and Information
--------------------------------------------------------------------------

     The Parties agree that the permits to be transferred by the Chinese Party shall be appraised by a legally qualified appraisal firm in the appropriate industry selected and appointed by the Foreign Party , however the ultimate appraised value thereof shall not influence the distribution of rights and interests within the JV Company.

5.   Definitive JV Documents
----------------------------

     If the appraised value is satisfactory to both Parties, the Parties shall agree on and sign a definitive joint venture contract and articles of association (the "JV Documents") as soon as possible before June 30, 2004
                        -------------
     or such later date as the Parties may agree upon.  The JV  Documents  shall



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     reflect the terms and  conditions  of this  Agreement  and other  customary provisions.

6.   Mineral Exploration Rights Purchase Agreement
--------------------------------------------------

     Pursuant to the Provisional Mineral Exploration Rights Purchase Agreement, the Parties shall enter into a definitive agreement on the purchase of the relevant mineral exploration rights by the JV Company at the same time as the Parties sign the JV Documents. That mineral exploration rights agreement shall reflect the terms of the Mineral Exploration Rights Purchase Agreement and other customary provisions.

7.   Total Investment and Registered Capital
--------------------------------------------

     7.1 The total investment for the JV Company's Phase I activities shall be Five Million United States Dollars (US$5,000,000) and the Registered Capital shall be Three Million Ten Thousand United States Dollars (US$3,010,000)

     7.2 As its capital contribution, the Chinese Party shall, in accordance with the JV terms, make its contribution to the registered capital by transferring the Exploration Permits to the JV Company at the appraised value of the exploration permits. The Chinese Party shall hold ten percent (10%) of the rights and interests in the JV Company. As its contribution to the registered capital the Foreign Party shall remit Three Million Ten Thousand United States Dollars (US$3,010,000) in cash and shall hold ninety percent (90%) of the rights and interests in the JV Company.

     7.3 Any increase in the registered capital or total investment of the JV Company shall be contributed one hundred percent (100%) by the Foreign Party, and the Chinese Party shall not be required to contribute further capital to the JV Company, but shall retain its ten percent (10%) share of the rights and interests in the JV Company.

     7.4  Capital Contribution Schedule
     ----------------------------------

     (1) The Chinese Party shall transfer its Exploration Permits in the JV Area to the JV Company, in accordance with it JV terms, pursuant to
          Article 7.2. The Chinese Party shall apply to the appropriate competent governmental authority to transfer its Exploration Permits in the JV Area to the JV Company immediately on the date of issuance of the JV Company's Business License.

     (2)  i.   Provided  that Article 7.5 is observed,  the Foreign  Party shall contribute not less than 15 percent (15%) of the capital contribution to be made by the Foreign Party, i.e. Four Hundred
               Sixty  Thousand  United  States  Dollars  (US$460,000)  to the JV



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               Company's  registered  capital.  Within  three  months  after the issuance of the JV Company's Business License.

               Whereas the JV Company will contribute capital to acquire the exploration rights for the Project for the Survey of Ma'anshan Area of Weilian Village, Sujiayakou, Huidong County, Sichuan Province, therefore, the Foreign Party shall make a further capital contribution according to the capital contribution schedule of the acquisition contract concluded between the Chinese Party and Geological Brigade 404 of the Sichuan Province Bureau of Mining and Geology(1) to complete the acquisition. Such capital contribution shall also be the registered capital of the JV Company.

          ii. Provided that Article 7.5 is observed, the Foreign Party shall further contribute the remaining 85 percent of the capital contribution to be made by the Foreign Party, i.e. Two Million Five Hundred Fifty Thousand United States Dollars (US$2,550,000) within thirty (30) months after the issuance of the business license. However, the amount already paid for the acquisition of the exploration rights for the Project for the Survey of Ma'anshan Area of Weilian Village, Sujiayakou, Huidong County, Sichuan Province may be deducted from that capital contribution.

         iii. Based on the results of the exploration by the JV Company, if needed, within forty-eight (48) months after the issuance of the Business License, the Foreign Party shall contribute an additional One Million Nine Hundred Ninety Thousand United States Dollars to (US$1,990,000) to the JV Company.

     7.5 The Foreign Party shall not be obligated to make any contribution to the JV Company's registered capital pursuant to Article 7.4 if any of the following conditions precedent have not been fulfilled to the Foreign Party's satisfaction and the Foreign Party has not waived such condition precedent:

          (a) the Development and Reform Commission of Sichuan Province shall have approved the Initial Feasibility Study Report without requiring modifications, unless both Parties have agreed to make modifications;

          (b) the Ministry of Commerce shall have approved the JV Documents and the establishment of the JV Company, and shall have issued an official certification without requiring modifications to the JV




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               Documents,  unless both  Parties have  discussed  and required in writing that modifications be made;

          (c) the Business License shall reflect the business scope set forth in Article 2.1;

          (d) the Exploration Permits shall have been timely transferred to the JV Company, the Ministry of Land and Resources shall have issued new exploration permits to the JV Company, and the Foreign Party shall have received the original copies of such new exploration permits.

          (e) all other regulatory approvals, registrations, licenses, permits, certificates and rights necessary for the JV Company to be able to conduct the various activities within its scope of business shall have been issued or transferred to the name of the JV Company;

          (f) the JV Company shall have obtained all necessary approvals from the applicable authorities in charge of foreign exchange to open a "foreign exchange bank account" in its own name and such account shall have been opened in accordance with a formally passed authorizing resolution of the Board of Directors;

          (g) the JV Company shall have entered into the Definitive Mine Assets Agreement with the Chinese Party;

          (h)  The  Mine  Assets   (including  the  mining  permits)  have  been
               transferred into the name of the JV Company in accordance with Definitive Mine Assets Agreement; and

          (i) the Foreign Party shall have received a legal opinion from a qualified law firm of Foreign Party's choice confirming that the conditions listed above have all been satisfied and that the This Contract is legal, valid and binding and enforceable against the Parties in accordance with their terms.

     7.6 If the Foreign Party decides that there is no value conducting further exploration activities in the JV Area after the Foreign Party has contributed at least [Three Hundred Thousand United States Dollars
                                ------------------------------------------------
          (US$300,000)] to the JV Company,  then the Foreign Party may elect to:
          -------------
          (i) transfer its interest in the JV Company to the Chinese Party; (ii) reduce the registered capital of the JV Company to [Three Hundred
                                                                 ---------------
          Thousand United States Dollars (US$300,000)]; or (iii) dissolve the JV
          --------------------------------------------
          Company.







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8.   Loans and Capital Increases
--------------------------------

     8.1 The JV Company's total amount of investment and registered capital shall be gradually and successively increased in accordance with the JV Company's exploration results. The exploration program and mine development program shall be determined by the JV Board.

     8.2 In order to maximize the approvals of applicable laws, the JV Company must fund its operations with loans borrowed from third parties and/or by shareholder loans pursuant to loan agreements approved by the JV Board. If required by the lender, the JV Company may mortgage its assets in favor of the lender as security for the repayment of the loan. In the case of a shareholder loan, the JV Company may pay interest to the lending Party at the prevailing commercial rate of interest for similar loans.

     8.3 If the JV Board approves a work program or budget that will require expenditures in excess of the funds then available to the Company by loans, the registered capital of the Company shall be increased accordingly, and the Parties shall take necessary steps to obtain governmental approvals required in connection with such capital increase.(3)

     8.4 The Foreign Party shall contribute all the additional capital that may be required by the JV Company ("Additional Capital").(3)

9.   Profit Sharing
-------------------

     9.1 If the Foreign Party has contributed less than or equal to US$3,010,000 as capital to the JV Company, then after the JV Company has paid all taxes due, set aside all necessary reserves and repaid outstanding loans (in accordance with applicable laws, regulations, loan agreements and the Board resolutions of the JV Company), the JV Company must distribute the JV Company's remaining profits (the "Distributable Profits") to the Parties in proportion to their
           ----------------------
          respective actual capital contributions to the JV Company.(3)

     9.2 If the Foreign Party has contributed more than US$3,010,000 as capital to the JV Company, then the JV Company shall distribute the JV Company's Distributable Profits to the Parties in proportion of 10% to the Chinese Party and 90% to the Foreign Party.

     9.3 Upon liquidation of the JV Company, the Chinese Party and Foreign Party shall divide the remaining proceeds upon liquidation between them on a pro rata basis according to their actual contributions to the capital of the JV Company.



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10.  Exclusivity
----------------

     From the now until the JV Documents come into effect, neither Party may enter into any negotiations or agreements with any other person relating to any mineral exploration or mining project within the JV Area, or any of the other subject matters contemplated herein.

11.  Termination of Agreement
-----------------------------

     Any Party may terminate this Agreement by written notice to the other Party if the Parties fail to enter into the JV Documents by June 30, 2004.(2)

12.  Confidentiality
--------------------

     Neither Party may disclose the existence or terms of this Agreement or the Letter of Intent to any third party, except to employees, directors, technical advisors, service providers, consultants and potential investors who have signed confidentiality agreements, or pursuant to disclosure requirements imposed by applicable laws, regulations or stock exchange rules to which it may be subject.

13.  Governing Law
------------------

     The validity, interpretation and implementation of the Agreement shall be governed by the laws of China.

14.  Dispute Resolution
-----------------------

     Any dispute arising out of or in connection with this Agreement shall be settled through friendly consultations between the Parties. In case no settlement of the dispute can be reached through consultations within sixty days, either Party may submit the dispute to binding arbitration under the auspices and in accordance with the rules of, the Arbitration Institute of the Stockholm Chamber of Commerce in Stockholm, Sweden.

15.  Assignment
---------------

     Either Party may notify the other Party that it may transfer its rights and
     obligations  to  an  entirely   autonomous   subsidiary  and  nominate  the
     subsidiary to represent it and sign the JV Documents on its behalf.

16.  Language
-------------

     This Agreement has been signed in both Chinese and English, and both language versions shall have equal validity.






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17.  This agreement is made in four copies, and shall enter into effect after it is signed by the legal representatives or authorized signatories of the Parties.

This Agreement has been signed by a duly authorized signatory of each Party in Kunming Municipality, Yunnan Province on this sixth day of April, 2004.






(YUNNAN PROVINCE NUCLEAR INDUSTRY BRIGADE 209)
----------------------------------------------

By:     /s/ Huiming Cheng
        --------------------------

Title:  Legal Representative
        --------------------------




GRAVITY SPIN HOLDINGS, INC. to be renamed as MAGNUS
---------------------------------------------------
INTERNATIONAL RESOURCES INC.
----------------------------

By:     /s/ Graham Taylor
        --------------------------
Title:  President
        --------------------------





*    Translator's Notes

(1)  This may not be the official English name, if any.

(2) An error in the Chinese text renders this sentence impossible to translate. I have translated the sentence, as I believe the writer had intended.

(3) The wording of the Chinese text is awkward and unclear. I have translated it according to what I believe to have been the author's intent.











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